UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2008

ETHAN ALLEN INTERIORS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11692	06-1275288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ethan Allen Drive Danbury, CT	06811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 743-8000

                                       Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 2.02	Results of Operations and Financial Condition

The information contained within Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 10, 2008, Ethan Allen Interiors Inc. (“Ethan Allen” or the “Company”) issued a press release which contained certain preliminary operating results for the quarter ended March 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 2.05	Costs Associated with Exit or Disposal Activities

On April 10, 2008, the Company issued a press release updating progress on its previously announced plan to consolidate the operations of certain of its retail design centers and service centers. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 2.06	Material Impairments

The information set forth above in Item 2.05 is hereby incorporated into Item 2.06 by reference.

Item 7.01	Regulation FD Disclosure

The information set forth above in Items 2.02 and 2.05 are hereby incorporated into Item 7.01 by reference.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Press release dated April 10, 2008

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHAN ALLEN INTERIORS INC.
Date: April 10, 2008	By:	/s/ M. Farooq Kathwari
M. Farooq Kathwari
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated April 10, 2008